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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 22, 2004

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

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               Canada                             001-15503                              N/A
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
        Incorporation) No.)
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495 March Road, Suite 300, Ottawa, Ontario, Canada                     K2K-3G1
     (Address of Principal Executive Offices)                        (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      Workstream Inc. (the "Company") accepted the resignation of James Fanella, the Chief Operating Officer of the Company on November 22, 2004. No replacement has been named. .

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORKSTREAM INC.

Dated:  November 26, 2004                   By: /s/ Michael Mullarkey
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                                                Name:  Michael Mullarkey
                                                Title:   Chief Executive Officer

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